Exhibit 10.200.1
AMENDMENT NO. 1 TO
WARRANT AGREEMENT
     This Amendment No. 1 to Warrant Agreement (the “Amendment”) is effective as of March 7, 2006, and amends the WARRANT AGREEMENT, dated as of February 22, 2006 (the “Agreement”), by and between The Immune Response Corporation, a Delaware corporation, and Spencer Trask Ventures, Inc.
     1. In the first WHEREAS clause of the Agreement, the phrase “50 units ($5,000,000)” is amended to instead read “80 units ($8,000,000).”
     2. Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect.
     3. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment as of the date first written above.

THE IMMUNE RESPONSE CORPORATION

By:

Name:
Title:

Attest:

Secretary
SPENCER TRASK VENTURES, INC.

By:

Name: William P. Dioguardi
Title: President